Fees Summary	Feb. 17, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,726.25
Total Transaction Valuation	12,500,000.00
Total Offset Amount	0.00
Net Fee	$ 1,726.25